SUPPLEMENT TO PROSPECTUS OF
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS



I.       Evergreen High Yield Bond Fund

         Effective June 26, 2000, the section of the prospectus entitled "INVESTMENT GOAL" is revised in its entirety to read as follows:

         The investment objective of the Fund is high income.


June 30, 2000                                                      555120  6/00